Exhibit 10(ay)

THIS NOTE AND THE SHARES ISSUABLE UPON CONVERSION OF THIS NOTE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THIS NOTE AND THE SHARES ISSUABLE UPON CONVERSION OF THIS NOTE HAVE BEEN ACQUIRED FOR INVESTMENT PURPOSES ONLY AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND APPLICABLE STATE SECURITIES LAWS, OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO NCT GROUP, INC. THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR APPLICABLE STATE SECURITIES LAWS OR UNLESS SOLD PURSUANT TO RULE 144 UNDER SAID ACT.

                                CONVERTIBLE NOTE

     FOR VALUE RECEIVED, NCT VIDEO DISPLAYS, INC., a Delaware corporation (hereinafter called "Borrower"), hereby promises to pay to the order of CRAMMER ROAD LLC, a company organized and existing under the laws of the Cayman Islands (the "Holder"), without demand, (i) the principal amount of Five Hundred
Thousand Dollars ($500,000.00), or the aggregate unpaid and outstanding principal amount of this Note, if less, (ii) any accrued and unpaid interest. The principal of this Promissory Note as well as all accrued and unpaid interest shall be payable on December 31, 2001 (the "Maturity Date").

            The following terms shall apply to this Note:

                                    ARTICLE I

                               PAYMENT PROVISIONS

     1.1 Payment Grace Period. The Borrower shall have a ten (10) day grace period to pay any monetary amounts due under this Note, after which grace period a default interest rate of 18% per annum shall apply to the amounts owed hereunder.

     1.2 Conversion Privileges. The Conversion Privileges set forth in Article II shall remain in full force and effect from the date hereof and until the Note is paid in full.

     1.3 Interest Rate. Subject to the Holder's right to convert, simple interest payable on this Note shall accrue at the annual rate of eight percent (8%) and be payable on the Maturity Date, accelerated or otherwise, when the principal and remaining accrued but unpaid interest shall be due and payable, or sooner as described below.

                                   ARTICLE II

                                CONVERSION RIGHTS

     The Holder shall have the right to convert the principal amount and interest accrued under this Note into Shares of the Borrower's Common Stock as set forth below.



     2.1. Conversion into the Borrower's Common Stock.

     (a) Right of Conversion. The Holder shall have the right from and after July 31, 2001 and then at any time until this Note is fully paid, to convert any outstanding and unpaid principal portion of this Note, and/or at the Holder's election, the remaining accrued but unpaid interest on the Note (the date of giving of such written notice of conversion being a "Conversion Date"), into fully paid and nonassessable shares of common stock of Borrower as such stock exists on the date of issuance of this Note, or any shares of capital stock of Borrower into which such stock shall hereafter be changed or reclassified (the "Common Stock") at the Conversion Price (as defined in Section 2.1(b) hereof), determined as provided herein. Upon delivery or transmission by facsimile to the Company of a copy of a fully executed notice of conversion in the form attached hereto as Exhibit "A"(a "Notice of Conversion") (the date of receipt of such Notice of Conversion being a "Delivery Date"), Borrower shall issue and deliver to the Holder within five (5) business days from the Delivery Date that number of shares of Common Stock for the portion of the Note converted in accordance with the foregoing.

     (b) Conversion Rate. The number of shares of Common Stock to be issued upon each conversion of this Note shall be determined by dividing that portion of the principal (and interest, at the election of the Holder) of the Note to be converted, by the Conversion Price (as defined herein). Subject to adjustment as provided in Section 2.1(c) hereof, the conversion price per share (the "Conversion Price") shall be ninety-three and seventy-five hundreths percent (93.75%) of the average of the lowest Closing Bid Price (as defined below) for the Common Stock for each of the five (5) trading days immediately prior to but not including the Conversion Date.

     "Closing Bid Price" means, for any security as of any date, the last closing bid price on the OTC Pink Sheets, NASD OTC Bulletin Board, NASDAQ SmallCap Market, NASDAQ National Market System, American Stock Exchange, or New York Stock Exchange, as applicable, or if not then trading on any of the foregoing, such other principal market or exchange where the Common Stock is listed or traded (whichever of the foregoing is at the time the principal trading exchange or market for the Common Stock, the "Principal Market") For purposes of the NASD OTC Bulletin Board, closing bid price shall mean the last closing bid price as reported by Bloomberg Financial. If the Closing Bid Price cannot be calculated for such security on such date on any of the foregoing bases, the Closing Bid Price of such security on such date shall be the fair market value as reasonably determined in good faith by the Board of Directors of the issuer of the security (all as appropriately adjusted for any stock dividend, stock split or other similar transaction during such period).

     (c) Adjustments of Conversion Price. The Conversion Price shall be subject to adjustment from time to time upon the happening of certain events while this conversion right remains outstanding, as follows:

     A. Merger, Sale of Assets, etc. If the Borrower at any time shall consolidate with or merge into or sell or convey all or substantially all its assets to any other corporation, this Note, as to the unpaid principal portion thereof and accrued interest thereon, shall thereafter be deemed to evidence the right to purchase such number and kind of shares or other securities and property as would have been issuable or distributable on account of such consolidation, merger, sale or conveyance, upon or with respect to the securities subject to the conversion or purchase right immediately prior to such consolidation, merger, sale or conveyance. The foregoing provision shall similarly apply to successive transactions of a similar nature by any such successor or purchaser. Without limiting the generality of the foregoing, the anti-dilution provisions of this Section shall apply to such securities of such successor or purchaser after any such consolidation, merger, sale or conveyance.

     B. Reclassification, etc. If the Borrower at any time shall, by reclassification or otherwise, change the Common Stock into the same or a different number of securities of any class or classes, this Note, as to the unpaid principal portion thereof and accrued interest thereon, shall thereafter be deemed to evidence the right to purchase such number and kind of securities as would have been issuable as the result of such change with respect to the Common Stock immediately prior to such reclassification or other change.

     C. Stock Splits, Combinations and Dividends. If the shares of Common Stock are subdivided or combined into a greater or smaller number of shares of Common Stock, or if a dividend is paid on the Common Stock in shares of Common Stock, the Conversion Price shall be proportionately reduced in case of subdivision of shares or stock dividend or proportionately increased in the case of combination of shares, in each such case by the ratio which the total number of shares of Common Stock outstanding immediately after such event bears to the total number of shares of Common Stock outstanding immediately prior to such event.

     D. Spin-Offs; Asset Sales. If, for any reason, prior to the conversion of this Note in full, the Company spins off or otherwise divests itself of a part of its business or operations or disposes all or of a part of its assets in a transaction (the "Spin Off") in which the Company does not receive compensation for such business, operations or assets, but causes securities of another entity (the "Spin Off Securities") to be issued to security holders of the Company, then the Company shall cause (i) to be reserved Spin Off Securities equal to the number thereof which would have been issued to the Holder had all of the Holder's unconverted Notes outstanding on the record date (the "Record Date") for determining the amount and number of Spin Off Securities to be issued to security holders of the Company (the "Outstanding Notes") been converted as of the close of business on the trading day immediately before the Record Date (the "Reserved Spin Off Shares"), and (ii) to be issued to the Holder on the conversion of all or any of the Outstanding Notes, such amount of the Reserved Spin Off Shares equal to (x) the Reserved Spin Off Shares multiplied by (y) a fraction, of which (I) the numerator is the amount of the Outstanding Notes then being converted, and (II) the denominator is the amount of the Outstanding Notes.

     (d) Reservation. During the period the conversion right exists, Borrower will reserve from its authorized and unissued Common Stock that number of shares of Common Stock to provide for the issuance of Common Stock upon conversion of this Note. Borrower represents that upon issuance, such shares will be duly and validly issued, fully paid and non-assessable. Borrower agrees that its issuance of this Note shall constitute full authority to its officers, agents, and transfer agents who are charged with the duty of executing and issuing stock certificates to execute and issue the necessary certificates for shares of Common Stock upon the conversion of this Note.

     2.2 Method of Conversion. This Note may be converted by the Holder in whole or in part as described in Section 2.1(a) hereof and the Subscription Agreement. Upon partial conversion of this Note, a new Note containing the same date and provisions of this Note shall be issued by the Borrower to the Holder for the principal balance of this Note and interest which shall not have been converted or paid.

     2.3 Exchange Rights. This Note is also subject to certain exchange rights, as provided for in that certain Exchange Rights Agreement between the Holder and NCT Group, Inc., the corporate parent of the Borrower, dated as of even date herewith.

                                   ARTICLE III

                                EVENT OF DEFAULT

     The occurrence of any of the following events of default ("Event of Default") shall, at the option of the Holder hereof, make all sums of principal and interest then remaining unpaid hereon and all other amounts payable hereunder immediately due and payable, all without demand, presentment or notice, or grace period, all of which hereby are expressly waived, except as set forth below:

     3.1 Failure to Pay Principal or Interest. The Borrower fails to pay the principal or the accrued interest hereon on the Maturity Date and such failure continues for a period of ten (10) days after the Maturity Date. The ten (10) day period described in this Section 3.1 is the same ten (10) day period described in Section 1.1 of this Note.

     3.2 Breach of Covenant. The Borrower breaches any material covenant or other term or condition of this Note in any material respect and such breach, if subject to cure, continues for a period of ten (10) days after written notice to the Borrower from the Holder.

     3.3 Breach of Representations and Warranties. Any material representation or warranty of the Borrower made herein, in the Subscription Agreement entered into by the Holder and Borrower in connection with this Note, or in any agreement, statement or certificate given in writing pursuant hereto or in connection therewith shall be false or misleading in any material respect.

     3.4 Receiver or Trustee. The Borrower shall make an assignment for the benefit of creditors, or apply for or consent to the appointment of a receiver or trustee for it or for a substantial part of its property or business; or such a receiver or trustee shall otherwise be appointed.

     3.5 Judgments. Any money judgment, writ or similar final process shall be entered or filed against Borrower or any of its property or other assets for more than $50,000, and shall remain unvacated, unbonded or unstayed for a period of forty-five (45) days.

     3.6 Bankruptcy. Bankruptcy, insolvency, reorganization or liquidation proceedings or other proceedings or relief under any bankruptcy law or any law for the relief of debtors shall be instituted by or against the Borrower and if instituted against Borrower are not dismissed within 45 days of initiation.

     3.7 Delisting. After becoming included for listing or quotation on a Principal Market: (i) delisting of the Common Stock from the Principal Market or such other principal exchange on which the Common Stock is listed for trading or
(ii) Borrower's failure to comply with the conditions for listing.

     3.8 Concession. A concession by the Borrower, after applicable notice and cure periods, under any one or more obligations in an aggregate monetary amount in excess of $50,000.

     3.9 Stop Trade. After becoming included for listing or quotation on a Principal Market , an SEC stop trade order or trading suspension on any Principal Market.

     3.10 Failure to Deliver Common Stock or Replacement Note. Borrower's failure to timely deliver Common Stock to the Holder pursuant to and in the form required by this Note and Section 9 of the Subscription Agreement, or if required a replacement Note.

     3.11 Cross Default. A default by the Borrower of a material term, covenant, warranty or undertaking of any other agreement to which the Borrower and Holder are parties, or the occurrence of a material event of default under any such other agreement.

ARTICLE IV

                                  MISCELLANEOUS

     4.1 Failure or Indulgence Not Waiver. No failure or delay on the part of Holder hereof in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege. All rights and remedies existing hereunder are cumulative to, and not exclusive of, any rights or remedies otherwise available.

     4.2 Notices. Any notice herein required or permitted to be given shall be in writing and may be personally served or sent by fax transmission (with copy sent by regular, certified or registered mail or by overnight courier). For the purposes hereof, the address and fax number of the Holder shall be Crammer Road LLC, Corporate Center, West Bay Road, Grand Cayman, Attn.: Henry Sargent, telecopier number: (284) 494-4771, with a copy by telecopy only to: Krieger & Prager LLP, 39 Broadway, Suite 1440, New York, New York, Attn.: Sam Krieger, Esq., telecopier number: (212) 363-2999. The address and fax number of the Borrower shall be NCT Video Displays, Inc., 20 Ketchum Street, Westport, CT 06880, Attn: Cy Hammond, telecopier number: (203) 226-4338, with a copy by telecopy only to Latham & Watkins, 555 Eleventh Street, NW, Washington, DC 20004, Attn.: William P. O'Neill, Esq., telecopier number: (202) 637-2201. Both Holder and Borrower may change the address and fax number for service by service of notice to the other as herein provided. Notice of Conversion shall be deemed given when made to the Company pursuant to the Subscription Agreement.

     4.3 Amendment Provision. The term "Note" and all reference thereto, as used throughout this instrument, shall mean this instrument as originally executed, or if later amended or supplemented, then as so amended or supplemented.

     4.4 Assignability. This Note shall be binding upon the Borrower and its successors and assigns, and shall inure to the benefit of the Holder and its successors and assigns, and may be assigned by the Holder.

     4.5 Cost of Collection. If default is made in the payment of this Note, after the ten (10) day grace period referenced in Section 1.1 of this Note Borrower shall pay the Holder hereof reasonable costs of collection, including reasonable attorneys' fees.

     4.6 Governing Law. This Note shall be governed by and construed in accordance with the laws of the State of New York. Any action brought by either party against the other concerning the transactions contemplated by this Agreement shall be brought only in the state or federal courts located in the City of New York, New York. Both parties and the individual signing this Agreement on behalf of the Borrower agree to submit to the jurisdiction of such courts. The prevailing party shall be entitled to recover from the other party its reasonable attorney's fees and costs.

     4.7 Maximum Payments. Nothing contained herein shall be deemed to establish or require the payment of a rate of interest or other charges in excess of the maximum permitted by applicable law. In the event that the rate of interest required to be paid or other charges hereunder exceed the maximum permitted by such law, any payments in excess of such maximum shall be credited against amounts owed by the Borrower to the Holder and thus refunded to the Borrower.

     4.8 Prepayment/Redemption. This Note may not be paid prior to the Maturity Date or redeemed without the consent of the Holder except as described in
Section 9.6 of the Subscription Agreement.


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


     IN WITNESS WHEREOF, Borrower has caused this Note to be signed in its name by its President on this 12th day of April, 2001.

                                    NCT VIDEO DISPLAYS, INC.


                                    By:________________________________




WITNESS:



-------------------------------

                                    EXHIBIT A

                          FORM OF NOTICE OF CONVERSION

(To be executed by the Registered Holder in order to convert the Note)


     The undersigned hereby elects to convert $_________ of the principal and $_________ of the interest accrued on the Note issued by NCT VIDEO DISPLAYS, INC. on April ___, 2001 into Shares of Common Stock of NCT VIDEO DISPLAYS, INC. (the "Company") according to the conditions set forth in such Note, as of the date written below.



Date of Conversion:_______________________________________________________


Conversion Price:_________________________________________________________

Shares To Be Delivered:___________________________________________________

Signature:________________________________________________________________

Print Name:_______________________________________________________________

Address:__________________________________________________________________